As filed with the Securities and
Exchange Commission on May 29, 1998                   Registration No. 333-53377

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------

                                POST-EFFECTIVE
                              AMENDMENT NUMBER 1
                                      to
                                   FORM S-8

                                 ------------

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933


                              IBT BANCORP, INC.
              (Exact name of Issuer as specified in its charter)


                  MICHIGAN                                    38-2830092
         (State or other jurisdiction of                   (I.R.S. Employer
         incorporation or organization)                   Identification No.)

              200 EAST BROADWAY
           MT. PLEASANT, MICHIGAN                               48858
  (Address of Principal Executive Offices)                    (Zip Code)

                                IBT BANCORP, INC.
                      STOCKHOLDER DIVIDEND REINVESTMENT AND
                          EMPLOYER STOCK PURCHASE PLAN
                            (Full title of the plan)

                                Dennis P. Angner
                                200 East Broadway
                             Mt. Pleasant, MI 48858
                     (Name and address of agent for service)

                                  517/772-9471
          (Telephone number, including area code, of agent for service)
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                                   SIGNATURES

                  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing a Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on May 29, 1998.


                                       IBT BANCORP, INC.



                                       By:\s\David W. Hole
                                          -----------------------------------
                                          David W. Hole, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                  Title                              Date
---------                                  -----                              ----
\s\ David W. Hole                          President                          May 29, 1998
------------------------------------       (Principal Executive
David W. Hole                              Officer) and Director


\s\ Dennis P. Angner                       Treasurer                          May 29, 1998
------------------------------------       (Principal Financial Officer)
Dennis P. Angner


\s\ L. A. Johns                            Chairman of the Board              May 29, 1998
------------------------------------       and Director
L. A. Johns


\s\ James R. Bigard                        Director                           May 29, 1998
------------------------------------
James R. Bigard


\s\Frederick L. Bradford                   Director                           May 29, 1998
------------------------------------
Frederick L. Bradford

Signature                                  Title                              Date
---------                                  -----                              ----
\s\ Gerald D. Cassel                       Director                           May 29, 1998
------------------------------------
Gerald D. Cassel


\s\ James C. Fabiano                       Director                           May 29, 1998
------------------------------------
James C. Fabiano


\s\ Ronald E. Schumacher                   Director                           May 29, 1998
------------------------------------
Ronald E. Schumacher


\s\ Robert O. Smith                        Director                           May 29, 1998
------------------------------------
Robert O. Smith


\s\ Dean E. Walldorff                      Director                           May 29, 1998
------------------------------------
Dean E. Walldorff

                                  EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

23(b)                      Consent of Andrews, Hooper & Pavlik, P.L.C.